Exhibit 10.3

股权质押协议

Equity Pledge Agreement

本股权质押协议（下称“本协议”）由以下各方于2019年 6 月 10 日在中华人民共和国（下称“中国”） 北京 市签订：

This Equity Pledge Agreement ("this Agreement") is executed by and among the Parties below as of On June 10, 2019 in BeiJing City, the People’s Republic of China (“China” or “PRC”):

甲方：北京师董人联信息科技有限公司（下称“质权人”）

Party A: Beijing Mentor Board Union Information Technology Co., Ltd. ("Pledgee")

地址：北京市海淀区信息路甲28号C座（二层） 02C室-045号

Address: Room 02C - no. 045, building C (2nd floor), no.28 xinfin road a, haidian district, Beijing

乙方：丙方的全体股东（下称“出质人”），其中每位或任何一位股东称“股东”，包括：

1)	师董会(舟山)科技发展有限公司，统一社会信用代码：91330901MA2A35YA83；

2)	北京华泰众合创业投资中心(有限合伙) ，统一社会信用代码：91110114327222668J；

3)	胡海平，身份证号码：330106196710170432 ；

4)	左海威，身份证号码：430421198303156134 ；

5)	张义东，身份证号码：232324197711090035 ；

6)	李存友，身份证号码：370523196810203313 ；

7)	周桐宇，身份证号码：310106196808291220 ；

8)	赵二涛，身份证号码：410326198307263730 ；

9)	齐晨明，身份证号码：612133197102030017 ；

10)	郭守盛，身份证号码： 362102198107200618 ；

11)	俞玉茹，身份证号码：33071919400310022X ；

12)	沈国栋，身份证号码： 150927197105011210 ；

13)	荆涛，身份证号码：230105197603250511 ；

14)	费革胜，身份证号码：330106196705290413 ；

15)	田宁，身份证号码：330104197709081610 ；

16)	徐宝华，身份证号码：370623197312262230 ；

17)	刘泽兵，身份证号码：652325196906100432 ；

18)	陈军，身份证号码：330106196808010410 ；

19)	丁沪生，身份证号码：33010619700118043X ；

20)	郭嘉志，身份证号码：231004195903260519 ；

21)	陈效力，身份证号码：140103196506085770 ；

22)	胡海军，身份证号码：330106196508052416 ；

23)	管淑清，身份证号码：340111195511024027 ；

24)	李庆利，身份证号码：130102196807090399 ；

25)	郭维涛，身份证号码：220104197208080059 ；

26)	应金海，身份证号码：330203196106151215 ；

27)	卢珊，身份证号码：110105198404215825 ；

28)	王宣明，身份证号码：350825198106073214 ；

29)	刘超，身份证号码：110108198101287628 ；

30)	徐海刚，身份证号码：330921196901250037 ；

秘密文件 Strictly Confidential

股权质押协议

Equity Pledge Agreement

31)	高倩云，身份证号码：330902199007250686 ；

32)	李红漫，身份证号码：420103197004021621 ；

33)	范振宝，身份证号码：342821197803206238 ；

34)	徐惠，身份证号码：320511197303101048 ；

35)	刘红，身份证号码：330902196704150687 ；

36)	吴思远，身份证号码：410822199109103521 ；

Party B: All the shareholders of Party C (“Pledgors”). Each and any shareholder is referred as a “Shareholder,” including

1)	Global Mentor Board（Zhoushan）Technology&Development Co.,Ltd , the Unified Social Credit Code: 91330901MA2A35YA83;

2)	Beijing huatai zhonghe venture capital center (limited partnership) , the Unified Social Credit Code: 91110114327222668J;

3)	Haiping Hu, Identification No.: 330106196710170432 ;

4)	Haiwei Zuo, Identification No.: 430421198303156134 ;

5)	Yidong Zhang, Identification No.: 232324197711090035 ;

6)	Cunyou Li, Identification No.: 370523196810203313 ;

7)	Tongyu Zhou, Identification No.: 310106196808291220 ;

8)	Ertao Zhao, Identification No.: 410326198307263730 ;

9)	Chenming Qi, Identification No.: 612133197102030017 ;

10)	Shousheng Guo, Identification No.: 362102198107200618 ;

11)	Yuru Yu, Identification No.: 33071919400310022X ;

12)	Guodong Shen, Identification No.: 150927197105011210 ;

13)	Tao Jing, Identification No.: 230105197603250511 ;

14)	Gesheng Fei, Identification No.: 330106196705290413 ;

15)	Ning Tian, Identification No.: 330104197709081610 ;

16)	Baohua Xu, Identification No.: 370623197312262230 ;

17)	Zebing Liu, Identification No.: 652325196906100432 ;

秘密文件 Strictly Confidential

股权质押协议

Equity Pledge Agreement

18)	Jun Chen, Identification No.: 330106196808010410 ;

19)	Husheng Ding, Identification No.: 33010619700118043X ;

20)	Jiazhi Guo, Identification No.: 231004195903260519 ;

21)	Xiaoli Chen, Identification No.: 140103196506085770 ;

22)	Haijun Hu, Identification No.: 330106196508052416 ;

23)	Shuqing Guan, Identification No.: 340111195511024027 ;

24)	Qingli Li, Identification No.: 130102196807090399 ;

25)	Weitao Guo, Identification No.: 220104197208080059 ;

26)	Jinhai Ying, Identification No.: 330203196106151215 ;

27)	Shan Lu, Identification No.: 110105198404215825 ;

28)	Xuanming Wang, Identification No.: 350825198106073214 ;

29)	Chao Liu, Identification No.: 110108198101287628 ;

30)	Haigang Xu, Identification No.: 330921196901250037 ;

31)	Qianyun Gao, Identification No.: 330902199007250686 ;

32)	Hongman Li, Identification No.: 420103197004021621 ;

33)	Zhenbao Fan, Identification No.:342821197803206238;

34)	Hui Xu, Identification No.: 320511197303101048 ;

35)	Hong Liu, Identification No.: 330902196704150687 ;

36)	Siyuan Wu, Identification No.: 410822199109103521 ;

以及

AND

丙方：师董会（北京）信息科技有限公司（“目标公司”）

Party C: Global Mentor Board (Beijing) Information Technology Co., Ltd. (“Target Company”)

地址：北京市海淀区后屯路28号院1号楼2单元208室

Address:Room 208, unit 2, building 1, yard 28, houtun road, haidian district, Beijing

秘密文件 Strictly Confidential

股权质押协议

Equity Pledge Agreement

在本协议中，质权人、出质人和丙方以下各称“一方”，合称“各方”。

In this Agreement, each of Pledgee, Pledgors and Target Company shall be referred to as a "Party" respectively, and they shall be collectively referred to as the "Parties".

鉴于：

Whereas:

1.	质权人是一家在中国注册的外商独资企业。质权人与目标公司签订了一份《独家技术和咨询服务协议》（附件1）；

Pledgee is a wholly foreign owned enterprise registered in China. Pledgee and Target Company executed an Exclusive Technical and Consulting Services Agreement (Attachment 1);

2.	出质人为中国公民或在中国注册的企业，合计拥有目标公司100%的股权，其中出质人持股情况如下：

Pledgors are citizens of China or enterprises registered in China, and together, hold 100% of the equity interest in Target Company. The equity interest of each Pledgor in Target Company is specified as follows:

名称 Name	认缴出资额(元) Registered Capital (RMB)	持股比例(%) Shareholding Ratio (%)
师董会(舟山)科技发展有限公司 Global Mentor Board (Zhoushan) Technology&Development Co.,Ltd	10,200,000	34%
北京华泰众合创业投资中心(有限合伙) Beijing Huatai Zhonghe Venture Capital Center (Limited Partnership)	900,000	3%
胡海平 Haiping Hu	4,120,000	13.73%
左海威HaiWei Zuo	2,246,000	7.49%
张义东 Yidong Zhang	1,200,000	4%
李存友Cunyou Li	1,200,000	4%
周桐宇 Tongyu Zhou	900,000	3%
赵二涛 Ertao Zhao	900,000	3%
齐晨明 Chenming Qi	900000	3%
郭守盛 Shousheng Guo	900,000	3%
俞玉茹 Yuru Yu	600,000	2%
沈国栋 Guodong Shen	450,000	1.5%
荆涛 Tao Jing	300,000	1%
费革胜 Gesheng Fei	300,000	1%
田宁 Ning Tian	300,000	1%
徐宝华 Baohua Xu	300,000	1%
刘泽兵 Zebing Liu	300,000	1%
陈军 Jun Chen	300,000	1%
丁沪生 Husheng Ding	300,000	1%
郭嘉志 Jiazhi Guo	300,000	1%
陈效力Xiaoli Chen	300,000	1%
胡海军 Haijun Hu	300,000	1%
管淑清Shuqing Guan	300,000	1%
李庆利 Qingli Li	300,000	1%
郭维涛Weitao Guo	300,000	1%
应金海 Jinhai Ying	300,000	1%
卢珊 Shan Lu	300,000	1%
王宣明Xuanming Wang	250,000	0.83%
刘超 Chao Liu	151,000	0.5%
徐海刚 Haigang Xu	150,000	0.5%
高倩云 Qianyun Gao	108,000	0.36%
李红漫 Hongman Li	100,000	0.33%
范振宝 Zhenbao Fan	75,000	0.25%
徐惠 Hui Xu	75,000	0.25%
刘红Hong Liu	45,000	0.15%
吴思远 Siyuan Wu	30,000	0.1%
总计Total	30,000,000	100%

秘密文件 Strictly Confidential

股权质押协议

Equity Pledge Agreement

3.	目标公司是一家在中国北京注册成立的、从事技术开发及相关服务；企业管理及其他相关咨询服务；广播电视节目制作及从事互联网文化活动的有限责任公司。目标公司在此确认出质人和质权人在本协议下的权利和义务，并提供必要的协助向有关政府部门登记该质权；

Target Company is a limited liability company registered in Beijing, China, engaging in businesses of technology development and related services; provision of enterprise management and related consulting service; radio and television program production; and Internet culture operation. Target Company acknowledges the respective rights and obligations of Pledgors and Pledgee under this Agreement, and intends to provide any necessary assistance in registering the Pledge with the competent governmental authorities;

3．为了保证目标公司履行《独家技术和咨询服务协议》项下的义务，按照约定向质权人支付咨询和服务费等到期款项，出质人以其现在和将来在目标公司中拥有的全部股权（无论将来股权比例是否发生变化）向质权人就《独家技术和咨询服务协议》协议项下目标公司的付款义务做出质押担保。

To ensure that Target Company fully performs its obligations under the Exclusive Technical and Consulting Services Agreement and pay the service fees thereunder to Pledgee when the same becomes due, Pledgors hereby pledge to the Pledgee all of the equity interest they now and in the future hold in Target Company (whether the percentage of the equity interest is changed or not in the future) as security for payment of the service fees by Target Company under the Exclusive Technical and Consulting Services Agreement.

秘密文件 Strictly Confidential

股权质押协议

Equity Pledge Agreement

为了履行《独家技术和咨询服务协议》的条款，各方商定按照以下条款签订本协议。

To perform the provisions of the Exclusive Technical and Consulting Services Agreement, the Parties have mutually agreed to execute this Agreement upon the following terms.

1. 定义

Definitions

除非本协议另有规定，下列词语含义为：

Unless otherwise provided herein, the terms below shall have the following meanings:

1.1 质权：指出质人根据本协议第2条给予质权人的担保物权，即指质权人所享有的，以出质人质押给质权人的股权折价或拍卖、变卖该股权的价 款优先受偿的权利。

Pledge shall refer to the equity interest granted by Pledgors to Pledgee pursuant to Article 2 of this Agreement, i.e., the right of Pledgee to be compensated on a preferential basis with the conversion, auction or sales price of the Equity Interest.

1.2	股权：指出质人现在和将来合法持有的其在目标公司的全部股权权益（无论 将来每位股东的股权比例是否发生变化）。

Equity Interest shall refer to all of the equity interest lawfully now held and hereafter acquired by Pledgors in Target Company (whether the percentage of the equity interest of each Pledgor is changed or not in the future).

1.3       质押期限：指本协议第 3 条规定的期间。

Term of Pledge shall refer to the term set forth in Section 3.2 of this Agreement.

秘密文件 Strictly Confidential

股权质押协议

Equity Pledge Agreement

1.4	服务协议：指目标公司与质权人于2019年 6 月 10 日签订的《独家技术和咨询服务协议》。

The Services Agreement shall refer to the Exclusive Technical and Consulting Services Agreement executed by and between Target Company and Pledgee on June 10 , 2019.

1.5       违约事件：指本协议第 7 条所列任何情况。

Event of Default shall refer to any of the circumstances set forth in Article 7 of this Agreement.

1.6 违约通知：指质权人根据本协议发出的宣布违约事件的通知。

Notice of Default shall refer to the notice issued by Pledgee in accordance with this Agreement declaring an Event of Default.

2. 质权

The Pledge

作为目标公司按时和全额支付服务协议项下质权人应得的任何或全部的款项的抵押担保，包括但不限于服务协议中规定的服务费的担保（无论该等费用的到期应付是由于到期日的到来、提前收款的要求或其它原因），出质人特此将其现有或将拥有的目标公司的全部股权权益质押给质权人。

As collateral security for the timely and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of any or all of the payments due by Target Company, including and without limitation, the services fees payable to the Pledgee under the Services Agreement, Pledgors hereby pledge to Pledgee a first security interest in all of Pledgors’ right, title and interest, whether now owned or hereafter acquired by Pledgors, in the Equity Interest of Target Company.

秘密文件 Strictly Confidential

股权质押协议

Equity Pledge Agreement

3. 质押期限

Term of Pledge

3.1	本质权自本协议项下的股权出质在相应的工商行政管理机关登记之日起生效，质权有效期持续到服务协议下所有丙方欠付质权人的款项结清为止。出质人和目标公司应（一）自本协议签署之日起3个工作日内，将本协议的质权登记在目标公司股东名册上，并（二）自本协议签署之日起10个工作日内向相应的工商行政管理机关申请登记本协议项下的质权。各方共同确认，为办理股权质押工商登记手续（包括任何一位股东持有的目标公司股权比例变更时，办理质押变更登记），各方应将本协议按照目标公司所在地工商行政管理部门要求的形式签署、真实反映本协议项下质权信息的股权质押合同（以下简称“工商登记质押合同”）提交给工商管理机关，工商登记质押合同中未约定事项，仍以本协议约定为准。出质人和目标公司应当按照中国法律法规和有关工商行政管理机关的各项要求，提交所有必要的文件并办理所有必要手续，保证质权在递交申请后尽快获得登记。

The Pledge shall become effective on such date when the pledge of the Equity Interest contemplated herein has been registered’ with relevant administration for industry and commerce (the “AIC”). The Pledge shall be continuously valid until all payments due under the Services Agreement have been fulfilled by Target Company. Pledgors and Target Company shall (1) register the Pledge in the shareholders' register of Target Company within 3 business days following the execution of this Agreement, and (2) submit an application to the AIC for the registration of the Pledge of the Equity Interest contemplated herein within ten (10) business days following the execution of this Agreement. The Parties covenant that for the purpose of registration of the Pledge (including re-registration of the Pledge when the percentage of equity interest a Pledgor holds in Target Company changes), the Parties hereto shall submit to the AIC the equity interest pledge contract as in the form required by the AIC at the location of Target Company which shall truly reflect the information of the Pledge hereunder (the “AIC Pledge Contract”). For matters not specified in the AIC Pledge Contract, the Parties shall be bound by the provisions of this Agreement. Pledgors and Target Company shall submit all necessary documents and complete all necessary procedures, as required by the PRC laws and regulations and the relevant AIC, to ensure that the Pledge of the Equity Interest shall be registered with the AIC as soon as possible after filing.

秘密文件 Strictly Confidential

股权质押协议

Equity Pledge Agreement

3.2	质押期限内，如目标公司未按服务协议交付服务费等费用，质权人有权但无义务按本协议的规定处分质权。

During the Term of Pledge, in the event Target Company fails to pay the exclusive service fees in accordance with the Services Agreement, Pledgee shall have the right, but not the obligation, to dispose of the Pledge in accordance with the provisions of this Agreement.

4. 质权凭证的保管

Custody of Records for Equity Interest subject to Pledge

4.1       在本协议规定的质押期限内，出质人应将其在丙方的股权出资证明书

及记载质权的股东名册原件交付质权人保管（包括股权变更时提供新的证明书和名册）。出质人应在本协议签订之日起或股权变更登记完成之日起（将来股权变更的情况下）5个工作日内将上述股权出资证明书及股东名册原件交付给质权人。质权人将在本协议规定的全部质押期间一直保管这些文件。

During the Term of Pledge set forth in this Agreement, Pledgors shall deliver to Pledgee's custody the original capital contribution certificate for the Equity Interest and the original shareholders' register containing the Pledge within five (5) working days from the execution of this Agreement or from completion of the re-registration of shareholding when percentage of equity interest changed (in that case, Pledgors shall deliver to Pledgee's custody the updated original capital contribution certificate for the Equity Interest and the updated original shareholders' register containing the Pledge). Pledgee shall have custody of such original documents during the entire Term of Pledge set forth in this Agreement.

4.2       在质押期限内，质权人有权收取股权所产生的红利。

Pledgee shall have the right to collect dividends generated by the Equity Interest during the Term of Pledge.

秘密文件 Strictly Confidential

股权质押协议

Equity Pledge Agreement

5. 出质人的声明和保证

Representations and Warranties of Pledgors

5.1       出质人是股权唯一的合法所有人。

Pledgors are the sole legal and beneficial owners of the Equity Interest.

5.2       出质人有权以本协议规定的方式处分并转让股权。

Pledgors have the right to dispose of and transfer the Equity Interest in accordance with the provisions set forth in this Agreement.

5.3       本合同一经签署即构成对出质人合法有效并具约束力的义务。

Upon execution, this Agreement constitutes the Pledgors’ legal, valid and binding obligations in accordance with the provisions herein.

5.4	除本质权之外，出质人未在股权上设置任何其他质押权利或其他担保权 益。

Except for the Pledge, Pledgors have not placed any security interest or other encumbrance on the Equity Interest.

5.6       不存在与股权相关的未决的争议或诉讼。

There is no pending disputation or litigation proceeding related to the Equity Interest.

秘密文件 Strictly Confidential

股权质押协议

Equity Pledge Agreement

6. 出质人的承诺和确认

Covenants and Further Agreements of Pledgors

6.1       在本协议存续期间，出质人向质权人承诺，出质人将：

Pledgors hereby covenant to the Pledgee, that during the term of this Agreement, Pledgors shall:

6.1.1 除履行由出质人与质权人、目标公司于本协议签署日签订的《独家购买权合同》外，未经质权人事先书面同意，不得转让股权，不得在股权上设立或允许存在任何担保或其他债务负担或以任何其他方式处置股权；

not transfer the Equity Interest, place or permit the existence of any security interest or other encumbrance on the Equity Interest, or disposal of the Equity Interest in any other means, without the prior written consent of Pledgee, except for the performance of the Exclusive Option Agreement executed by Pledgors, the Pledgee and Target Company on the execution date of this Agreement;

6.1.2       遵守并执行所有有关权利质押的法律、法规的规定，在收到有关

主管机关就质权发出或制定的通知、指令或建议时，于5个工作日内向质权人出示上述通知、指令或建议，同时遵守上述通知、指令或建议，或按照质权人的合理要求或经质权人同意就上述事宜提出反对意见和陈述；

comply with the provisions of all laws and regulations applicable to the pledge of rights, and within five (5) working days of receipt of any notice, order or recommendation issued or prepared by relevant competent authorities regarding the Pledge, shall present the aforementioned notice, order or recommendation to Pledgee, and shall comply with the aforementioned notice, order or recommendation or submit objections and representations with respect to the aforementioned matters upon Pledgee's reasonable request or upon consent of Pledgee;

秘密文件 Strictly Confidential

股权质押协议

Equity Pledge Agreement

6.1.3 将任何可能导致对出质人股权或其任何部分的权利产生影响的事件或收到的通知，以及可能改变出质人在本协议中的任何保证、义务或对出质人履行其在本协议中义务可能产生影响的任何事件或收到的通知及时通知质权人。

promptly notify Pledgee of any event or notice received by Pledgors that may have an impact on Pledgee's rights to the Equity Interest or any portion thereof, as well as any event or notice received by Pledgors that may have an impact on any guarantees and other obligations of Pledgors arising out of this Agreement;

6.2 出质人同意，质权人按本协议条款取得的对质权享有的权利，不应受到出质人或出质人的继承人或出质人之委托人或任何其他人通过法律程序的中断或妨害。

Pledgors agree that the rights acquired by Pledgee in accordance with this Agreement with respect to the Pledge shall not be interrupted or harmed by Pledgors or any heirs or representatives of Pledgors or any other persons through any legal proceedings.

6.3 出质人向质权人保证，为保护或完善本协议对偿付服务协议项下咨询服务费等费用的担保，出质人将诚实签署、并促使其他与质权有利害关系的当事人签署质权人所要求的所有的权利证书、契约和/或履行并促使其他有利害关系的当事人履行质权人所要求的行为，并为本协议赋予质权人之权利、授权的行使提供便利，与质权人或其指定的人（自然人/法人）签署所有的有关股权所有权的文件，并在合理期间内向质权人提供其认为需要的所有的有关质权的通知、命令及决定。

To protect or perfect the security interest granted by this Agreement for payment of the service fees under the Services Agreement, Pledgors hereby undertake to execute in good faith and to cause others who have an interest in the Pledge to execute all certificates, agreements, deeds and/or covenants required by Pledgee. Pledgors also undertake to perform and to cause others who have an interest in the Pledge to perform actions required by Pledgee, to facilitate the exercise by Pledgee of its rights and authority granted thereto by this Agreement, and to enter into all relevant documents regarding ownership of Equity Interest with Pledgee or designee(s) of Pledgee (natural persons/legal persons). Pledgors undertake to provide Pledgee within a reasonable time with all notices, orders and decisions regarding the Pledge that are required by Pledgee.

秘密文件 Strictly Confidential

股权质押协议

Equity Pledge Agreement

6.4	出质人向质权人保证，出质人将遵守、履行本协议项下所有的保证、承诺、协议、陈述及条件。如出质人不履行或不完全履行其保证、承诺、协议、陈述及条件，出质人应赔偿质权人由此遭受的一切损失。

Pledgors hereby undertake to comply with and perform all guarantees, promises, agreements, representations and conditions under this Agreement. In the event of failure or partial performance of its guarantees, promises, agreements, representations and conditions, Pledgors shall indemnify Pledgee for all losses resulting therefrom.

7. 违约事件

Event of Breach

7.1       下列事项均被视为违约事件：

The following circumstances shall be deemed Event of Default:

7.1.1 目标公司未能按期、完整履行任何服务协议项下责任，包括但不限于目标公司未能按期足额支付服务协议项下的应付的咨询服务费等费用或有违反该协议其他义务的行为；

Target Company fails to fully and timely fulfill any liabilities under the Services Agreement, including without limitation failure to pay in full any of the service fees payable under the Services Agreement or breaches any other obligations of Target Company thereunder;

7.1.2 出质人或目标公司实质违反本协议的任何条款；

Pledgors or Target Company have committed a material breach of any provisions of this Agreement;

7.1.3 出质人和目标公司没有按第3.1条将本质权登记在目标公司股东名册上或 未办理质押登记手续；

Pledgors and Target Company fail to register the Pledge in the shareholders' register of Target Company, or fail to complete the Registration of Pledge stipulated in Section 3.1;

秘密文件 Strictly Confidential

股权质押协议

Equity Pledge Agreement

7.1.4 除本协议第6.1.1条的约定外，出质人舍弃出质的股权或未获得质权人书面同意而擅自转让或意图转让出质的股权；和

Except as expressly stipulated in Section 6.1.1, Pledgors transfer or purport to transfer or abandons the Equity Interest pledged, or assign the Equity Interest pledged without the written consent of Pledgee; and

7.1.5 目标公司的继承人或代管人只能履行部分或拒绝履行服务协议 项下的支付责任。

The successor or custodian of Target Company is capable of only partially perform or refuses to perform the payment obligations under the Services Agreement.

7.2	如知道或发现本第7.1条所述的任何事项或可能导致上述事项的事件已经发生，出质人应立即以书面形式通知质权人。

Upon notice or discovery of the occurrence of any circumstances or event that may lead to the aforementioned circumstances described in Section 7.1, Pledgors shall immediately notify Pledgee in writing accordingly.

7.3	除非第 7.1部分下的违约事件在质权人向出质人发出要求其修补此违约行为通知后的20个工作日之内已经按质权人要求获得救济，质权人在其后的任何时间，可向出质人发出书面违约通知，要求依据第 8 部分履行其处理股权的权利。

Unless an Event of Default set forth in this Section 7.1 has been successfully resolved to Pledgee's satisfaction within twenty (20) working days after the Pledgee delivers a notice to Pledgors requesting ratification of such Event of Default, Pledgee may issue a Notice of Default to Pledgors in writing at any time thereafter, demanding Pledgors to immediately dispose of the Pledge in accordance with the provisions of Article 8 of this Agreement.

秘密文件 Strictly Confidential

股权质押协议

Equity Pledge Agreement

8. 质权的行使

Exercise of Pledge

8.1 在服务协议所述的服务费等费用未全部偿还前，未经质权人或质权人的海外母公司Global Internet of People, Inc.（“质权人母公司”）的书面同意，出质人不得转让本质权和其拥有的目标公司股权，除非该等转让为根据出资人与质权人及目标公司签订的《独家购买权协议》（附件2）而产生的转让。

Prior to the full payment of the service fees described in the Services Agreement, without the written consent of Pledgee or Pledgee’s offshore parent company Global Internet of People, Inc. (“Pledgee’s Parent Company”), Pledgors shall not transfer the Pledge or the Equity Interest in Target Company, unless such transfer arises from the rights and obligations under the Exclusive Option Agreement (Attachment 2) entered into by Pledgors, Pledgee, and Target Company.

8.2	在质权人行使其质押权利时，质权人可以向出质人发出书面违约通知。

Pledgee may issue a Notice of Default to Pledgors when exercising the Pledge.

8.3 受限于第7.3条的规定，质权人可在按第8.2条发出违约通知的同时或在发出违约通知之后的任何时间里对质权行使处分的权利。质权人决定行使处分质权的权利时，出质人即不再拥有任何与股权有关的权利和利益。

Subject to the provisions of Section 7.3, Pledgee may exercise the right to enforce the Pledge at the time when, or at any time after, the issuance of the Notice of Default in accordance with Section 8.2. Once Pledgee elects to enforce the Pledge, Pledgors shall cease to be entitled to any rights or interests associated with the Equity Interest.

秘密文件 Strictly Confidential

股权质押协议

Equity Pledge Agreement

8.4 在违约时，根据中国有关法律的规定，质权人有权按照法定程序处置质押股权。仅在中国法律允许的范围内，对于处置的所得，质权人无需给付出质人；出质人特此放弃其可能有的能向质权人要求任何质押股权处置所得的权利；同样，出质人对质权人在该质押股权处置后的亏空也不承担任何义务。

In the event of default, Pledgee is entitled to dispose of the Equity Interest pledged in accordance with applicable PRC laws. Only to the extent permitted under applicable PRC laws, Pledgee has no obligation to account to Pledgors for proceeds of disposition of the Equity Interest, and Pledgors hereby waive any rights it may have to demand any such accounting from Pledgee; Likewise, in such circumstance Pledgors shall have no obligation to Pledgee for any deficiency remaining after such disposition of the Equity Interest pledged.

8.5 质权人依照本协议处分质权时，出质人和目标公司应予以必要的协助，以使质权人实现其质权。

When Pledgee disposes of the Pledge in accordance with this Agreement, Pledgors and Target Company shall provide necessary assistance to enable Pledgee to enforce the Pledge in accordance with this Agreement.

9. 转让

Assignment

9.1 除非经质权人事先书面同意，出质人无权赠予或转让其在本协议项下的权利义务。

Without Pledgee's prior written consent, Pledgors shall not have the right to assign or delegate their rights and obligations under this Agreement.

9.2 本协议对出质人及其继任人和经许可的受让人均有约束力，并且对质权 人及每一继任人和受让人有效。

This Agreement shall be binding on Pledgors and their successors and permitted assigns, and shall be valid with respect to Pledgee and each of its successors and assigns.

秘密文件 Strictly Confidential

股权质押协议

Equity Pledge Agreement

9.3 质权人可以在任何时候将其在服务协议项下的所有或任何权利和义务转让给其指定的人（自然人/法人），在这种情况下，受让人应享有和承担本协议项下质权人享有和承担的权利和义务，如同其作为原协议方应享有和承担的一样。质权人转让服务协议项下的权利和义务时，应质权人要求，出质人应就此转让签署有关协议和/或文件。

At any time, Pledgee may assign any and all of its rights and obligations under the Services Agreement to its designee(s) (natural/legal persons), in which case the assigns shall have the rights and obligations of Pledgee under this Agreement, as if it were the original party to this Agreement. When the Pledgee assigns the rights and obligations under the Services Agreement, upon Pledgee's request, Pledgors shall execute relevant agreements or other documents relating to such assignment.

9.4 因转让所导致的质权人变更后，应质权人要求，出质人应与新的质权人签订一份内容与本协议一致的新质押协议，并在相应的工商行政管理机 关办理变更登记。

In the event of a change in Pledgee due to an assignment, Pledgors shall, at the request of Pledgee, execute a new pledge agreement with the new pledgee on the same terms and conditions as this Agreement, and register for change of the same with the competent AIC.

9.5 出质人应严格遵守本协议和各方单独或共同签署的其他有关协议的规定，包括《独家购买权协议》（附件2）和对质权人的《授权委托书》（附件3及附件4），履行各协议项下的义务，并不进行任何足以影响协议的有效性和可强制执行性的作为/不作为。除非根据质权人的书面指示，出质人不得行使其对质押股权还留存的权利。

Pledgors shall strictly abide by the provisions of this Agreement and other agreements jointly or separately executed by the Parties hereto or any of them, including the Exclusive Option Agreement (Attachment 2) and the Power of Attorney of each Pledgor (Attachment 3 and Attachment 4) granted to Pledgee, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof. Any remaining rights of Pledgors with respect to the Equity Interest pledged hereunder shall not be exercised by Pledgors except in accordance with the written instructions of Pledgee.

秘密文件 Strictly Confidential

股权质押协议

Equity Pledge Agreement

9.6	如任何一方的行为会对本协议的履行或其项下的权利及义务产生任何影响，该等行为的进行应当事先经过质权人母公司董事会的决议通过；在质权人母公司董事会通过该等决议后，质权人及目标公司董事会也应就通过与质权人母公司董事会决议内容一致的决议。

If there is any action by either Party may affect, in any way, the performance of this Agreement or the rights and obligations under this Agreement, such action shall only be taken with prior approval of the Board of Directors of Pledgee’s Parent Company. Upon the resolution of the Board of Directors of Pledgee’s Parent Company, such action shall be also approved by the Board of Directors of Pledgee and Target Company in line with the resolution of the Board of Directors of Pledgee’s Company.

10. 终止

Termination

在服务协议项下的服务费等费用偿还完毕且目标公司不再承担服务协议项下的任何义务之后，或本协议各方根据其签署的《独家购买权协议》（附件2）进行股权转让时，本协议自动终止，并且在尽早合理可行的时间内，质权人应取消或解除本协议项下的股权质押。

Upon the full payment of the service fees under the Services Agreement and upon termination of Target Company's obligations under the Services Agreement, or upon the transfer of equity interests under the Exclusive Option Agreement (Attachment 2), this Agreement shall be terminated automatically and Pledgee shall then cancel or terminate the equity interest pledge pursuant to this Agreement as soon as reasonably practicable.

11. 手续费及其他费用

Handling Fees and Other Expenses

一切与本协议有关的费用及实际开支，其中包括但不限于法律费用、工本费、 印花税以及任何其他税收、费用等全部由目标公司承担。

All fees and out of pocket expenses relating to this Agreement, including but not limited to legal costs, costs of production, stamp tax and any other taxes and fees, shall be borne by Target Company.

秘密文件 Strictly Confidential

股权质押协议

Equity Pledge Agreement

12. 保密责任

Confidentiality

各方承认及确定有关本协议、本协议内容，以及彼此就准备或履行本协议而交换的任何口头或书面资料均被视为保密信息。各方应当对所有该等保密信息予以保密，而在未得到另一方书面同意前，不得向任何第三者披露任何保密信息，惟下列信息除外：(a)公众人士知悉或将会知悉的任何信息（惟并非由接受保密信息之一方擅自向公众披露）；(b)根据适用法律法规、股票交易规则、或政府部门或法院的命令而所需披露之任何信息；或(c)由任何一方就本协议所述交易而需向其股东、投资者、法律或财务顾问披露之信息，而该股东、法律或财务顾问亦需遵守与本条款相类似之保密责任。如任何一方工作人员或聘请机构的泄密均视为该方的泄密，需依本协议承担违约责任。无论本协议以任何理由终止，本条款仍然生效。

The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, investors, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, investors, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the staff members or agencies hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of this Agreement. This Section shall survive the termination of this Agreement for any reason.

秘密文件 Strictly Confidential

股权质押协议

Equity Pledge Agreement

13. 适用法律和争议的解决

Governing Law and Resolution of Disputes

13.1 本协议的订立、效力、解释、履行、修改和终止以及争议的解决均适用中国法律。

The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of China.

13.2 因解释和履行本协议而发生的任何争议，本协议各方应首先通过友好协商的方式加以解决。如果在一方向其他方发出要求协商解决的书面通知后30天之内争议仍然得不到解决，则任何一方均可将有关争议提交给中国国际经济贸易仲裁委员会，由该会按照其仲裁规则仲裁解决。仲裁应在北京进行，使用之语言为中文。仲裁裁决是终局性的，对各方均有约束力。

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party's request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its Arbitration Rules. The arbitration shall be conducted in Beijing, China, and the language used in arbitration shall be Chinese. The arbitration award shall be final and binding on all Parties.

13.3 因解释和履行本协议而发生任何争议或任何争议正在进行仲裁时，除争议的事项外，本协议各方仍应继续行使各自在本协议项下的其他权利并履行各自在本协议项下的其他义务。

Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

秘密文件 Strictly Confidential

股权质押协议

Equity Pledge Agreement

14. 通知

Notices

14.1 本协议项下要求或发出的所有通知和其他通信应通过专人递送、挂号邮寄、邮资预付或商业快递服务或传真的方式发到该方下列地址。每一通知还应再以电子邮件送达。该等通知视为有效送达的日期按如下方式确定：

All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such party set forth below. A confirmation copy of each notice shall also be sent by E-mail. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

14.2 通知如果是以专人递送、快递服务或挂号邮寄、邮资预付发出的，则以 于设定为通知的地址在发送或拒收之日为有效送达日。

Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of delivery or refusal at the address specified for notices.

14.3 通知如果是以传真发出的，则以成功传送之日为有效送达日（应以自动生成的传送确认信息为证）。

Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

秘密文件 Strictly Confidential

股权质押协议

Equity Pledge Agreement

14.4 为通知的目的，各方地址如下：

For the purpose of notices, the addresses of the Parties are as follows:

质权人：北京师董人联信息科技有限公司

地址： 北京市海淀区信息路甲28号C座（二层） 02C室-045 号

联系人：胡海平

电话： 13818333008

Pledgee: Beijing Mentor Board Union Information Technology Co., Ltd.

Address:Room 02C - no. 045, building C (2nd floor), no.28 xinfin road a, haidian district, Beijing

Representative: HAIPING HU

Phone:13818333008

出质人Pledgors：

股东：师董会(舟山)科技发展有限公司

联系人：王宣明

地址：浙江省舟山市定海区舟山港综合保税区企业服务中心305-67021室（自贸实验区内）

电话：13621801972

Shareholder: Global Mentor Board（Zhoushan）Technology&Development Co.,Ltd

Address:Room 305-67021, enterprise service center, zhoushan port comprehensive bonded zone, dinghai district, zhoushan city, zhejiang province (free trade experimental zone)

Representative: XUANMING WANG

Phone:13621801972

股东：北京华泰众合创业投资中心(有限合伙)

联系人：左海威

地址：北京市昌平区回龙观镇北清路1号院6号楼11层2单元1211-2

电话：18001021608

Shareholder:Beijing huatai zhonghe venture capital center (limited partnership)

Address:Room 1211-2, unit 2, floor 11, building 6, yard 1, beiqing road, huilongguan town, changping district, Beijing

Representative:HAIWEI ZUO

Phone:18001021608

秘密文件 Strictly Confidential

股权质押协议

Equity Pledge Agreement

股东：胡海平

地址：上海市浦东新区丁香路1599弄1号603室

电话：13818333008

Shareholder: Haiping Hu

Address: Room 603, No.1, Lane 1599, Dingxiang Road, Pudong New Area, Shanghai, PRC

Phone:13818333008

股东：左海威

地址：湖南省衡阳县大安乡德龙村旷家组226号

电话：18001021608

Shareholder: Haiwei Zuo

Address: No.226, Kuangjia Group, Delong Village, Daan Township, Hengyang County, Hunan Province, PRC

Phone:18001021608

股东：张义东

地址：北京市海淀区西土城路25号2015级商学院MBA

电话：13901244153

Shareholder: Yidong Zhang

Address:2015 Business School MBA, No.25 West Tucheng Road, Haidian District, Beijing, PRC

Phone:13901244153

秘密文件 Strictly Confidential

股权质押协议

Equity Pledge Agreement

股东：李存友

地址：山东省广饶县广饶镇西北西村145号

电话： 13685466777

Shareholder: Cunyou Li

Address:No.145, Xibeixi Village, Guangrao Subdistrict Office, Guangrao County, Shandong Province, PRC

Phone: 13685466777

股东：周桐宇

地址： 上海市长宁区茅台路600弄45号101-102室

电话： 18602133636

Shareholder: Tongyu Zhou

Address: Room 101-102, No.45, Lane 600, Maotai Road, Changning District, Shanghai, PRC

Phone: 18602133636

股东：赵二涛

地址：河南省汝阳县三屯乡贠沟村3组

电话：18001021718

Shareholder: Ertao Zhao

Address: Group 3, Yungou Village, Santun Township, Ruyang County, Henan Province, PRC

Phone:18001021718

秘密文件 Strictly Confidential

股权质押协议

Equity Pledge Agreement

股东：齐晨明

地址：北京市海淀区上地创业路6号联想集团公司

电话：13901079192

Shareholder: Chenming Qi

Address:Lenovo Group Company, No.6 Shangdi Chuangye Road, Haidian District, Beijing, PRC

Phone:13901079192

股东：郭守盛

地址：江西省瑞金市象湖镇摇前锦绣花园12栋103室

电话：13681593245

Shareholder: Shousheng Guo

Address: Room 103, Building 12, Yaoqian Jinxiu Garden, Xianghu Town, Ruijin City, Jiangxi Province, PRC

Phone:13681593245

股东：俞玉茹

地址： 浙江省兰溪市云山街道永进路9号干2幢2单元104室

电话： 13636400298

Shareholder: Yuru Yu

Address:Room 104, Unit 2, Building 2, No.9 Yongjin Road, Yunshan Street, Lanxi City, Zhejiang Province, PRC

Phone: 13636400298

股东：沈国栋

地址：北京市昌平区南口镇东大街14号4层2单元401号

电话：13439930318

Shareholder: Guodong Shen

Address:No.401, Unit 2, Floor 4, No.14 Dongda Street, Nankou Town, Changping District, Beijing, PRC

Phone:13439930318

秘密文件 Strictly Confidential

股权质押协议

Equity Pledge Agreement

股东：荆涛

地址：上海市闵行区申北路135弄11号502室

电话： 13901604592

Shareholder: Tao Jing

Address:Room 502, No.11, Lane 135, Shenbei Road, Minhang District, Shanghai, PRC

Phone: 13901604592

股东：费革胜

地址： 上海市浦东新区锦绣路800弄34号801室

电话： 13916213299

Shareholder: Gesheng Fei

Address:Room 801, No.34, Lane 800, Jinxiu Road, Pudong New Area, Shanghai, PRC

Phone: 13916213299

股东：田宁

地址： 杭州市西湖区乾成园13幢2单元902室

电话： 13357112198

Shareholder: Ning Tian

Address:Room 902, Unit 2, Building 13, Qianchengyuan, Xihu District, Hangzhou City, Zhejiang Province, PRC

Phone: 13357112198

秘密文件 Strictly Confidential

股权质押协议

Equity Pledge Agreement

股东：徐宝华

地址： 山东省烟台市莱山区黄海城市花园樗园4号楼8单元3号

电话： 15668031999

Shareholder: Baohua Xu

Address:No.3, Unit 8, Building 4, Chuyuan, Huanghai City Garden, Laishan District, Yantai City, Shandong Province, PRC

Phone: 15668031999

股东：刘泽兵

地址：乌鲁木齐市天山区碱泉三街240号嘉鸿园小区15号楼1单元202号

电话： 18699176169

Shareholder: Zebing Liu

Address:No.202, Unit 1, Building 15, Jiahongyuan Court, No.240, Jianquan 3rd Street, Tianshan District, Urumqi City, Xinjiang Uygur Autonomous Region, PRC

Phone: 18699176169

股东：陈军

地址：广东省深圳市福田区宝安大厦1801房

电话： 13802258618

Shareholder: Jun Chen

Address:Room 1801, Baoan Building, Futian District, Shenzhen City, Guangdong Province, PRC

Phone: 13802258618

秘密文件 Strictly Confidential

股权质押协议

Equity Pledge Agreement

股东：丁沪生

地址： 江苏省扬州市邗江区中路456号美琪园莱福苑16幢301室

电话： 15821787945

Shareholder: Husheng Ding

Address:Hanjiang district, yangzhou city, jiangsu province, China

Phone: 15821787945

股东：郭嘉志

地址：黑龙江省牡丹江市西安区西南市街滨江花园小区5栋2单元102室

电话： 13804808080

Shareholder: Jiazhi Guo

Address:Room 102, Unit 2, Building 5, Binjiang Garden Court, Xinanshi Street, Xi’an District, Mudanjiang City, Heilongjiang Province, PRC

Phone: 13804808080

股东：陈效力

地址： 山西省太原市尖草坪区江阳路9号94楼2号

电话：18611678338

Shareholder: Xiaoli Chen

Address: No.2, Building 94, No.9 Jiangyang Road, Jiancaoping District, Taiyuan City, Shanxi Province, PRC

Phone:18611678338

股东：胡海军

地址：杭州市拱墅区景上公寓1幢1103室

电话：13905819943

Shareholder: Haijun Hu

Address:Room 1103, Building 1, Jingshang Apartment, Gongshu District, Hangzhou City, Zhejiang Province, PRC

Phone:13905819943

秘密文件 Strictly Confidential

股权质押协议

Equity Pledge Agreement

股东：管淑清

地址： 上海市长宁区天山西路789号

电话：18616090001

Shareholder: Shuqing Guan

Address: No.789, West Tianshan Road, Changning District, Shanghai, PRC

Phone:18616090001

股东：李庆利

地址：河北省石家庄市裕华区翟营大街389号卓达书香园二区2栋4单元502号

电话：13603396118

Shareholder: Qingli Li

Address:No. 502, 4 Dan Yuan, 2 Dong, Zhouda Shu Xiang Yuan 2 Qu, No. 389, Yingying Street, Yuhua District, Shijiazhuang City, Hebei Province, PRC

Phone:13603396118

股东：郭维涛

地址：北京市昌平区六街政府街19号

电话：13511024979

Shareholder: Weitao Guo

Address: 19 guiguan street, 6th street, changping district, Beijing

Phone:13511024979

秘密文件 Strictly Confidential

股权质押协议

Equity Pledge Agreement

股东：应金海

地址： 浙江省宁波市海曙区薛萝巷22号309室

电话： 17757465135

Shareholder: Jinhai Ying

Address:Room 309, No.22 Xueluo Alley, Haishu District, Ningbo City, Zhejiang Province, PRC

Phone: 17757465135

股东：卢珊

地址：北京市朝阳区南湖中园三区311楼2单元1001号

电话： 15000688613

Shareholder: Shan Lu

Address:No.1001, Unit 2, Building 311, Block 3, Nanhuzhongyuan, Chaoyang District, Beijing, PRC

Phone: 15000688613

股东：王宣明

地址： 上海市徐汇区梅陇路130号

电话：13621801972

Shareholder: Xuanming Wang

Address:No.130 Meilong Road, Xuhui District, Shanghai, PRC

Phone:13621801972

股东：刘超

地址：北京市海淀区永丰东玉河村316号

电话：13811876068

Shareholder: Chao Liu

Address:No.316, East Yuhe Village, Yongfeng, Haidian District, Beijing, PRC

Phone:13811876068

秘密文件 Strictly Confidential

股权质押协议

Equity Pledge Agreement

股东：徐海刚

地址：浙江省舟山市定海区城东街道东关新村112号203室

电话： 18957221882

Shareholder: Haigang Xu

Address:Room 203, No.112, Dongguanxincun, Chengdong Street, Dinghai District, Zhoushan City, Zhejiang Province, PRC

Phone: 18957221882

股东：高倩云

地址： 浙江省舟山市定海区环南街道蓬莱新村97号202室

电话：18818006676

Shareholder: Qianyun Gao

Address:Room 202, No.97, Penglaixincun, Huannan Street, Dinghai District, Zhoushan City, Zhejiang Province, PRC

Phone: 18818006676

股东：李红漫

地址： 武汉市江汉区清芬路34号2楼1号

电话： 13667282031

Shareholder: Hongman Li

Address: 1, 2nd floor, no.34 qingfen road, jianghan district, wuhan city

Phone: 13667282031

秘密文件 Strictly Confidential

股权质押协议

Equity Pledge Agreement

股东：范振宝

地址： 安徽省安庆市迎江区先锋巷阳光苑2幢1单元201

电话： 15651888887

Shareholder: Zhenbao Fan

Address:Room 201, unit 1, building 2, sunshine garden, xianfeng lane, yingjiang district, anqing city, anhui province

Phone: 15651888887

股东：徐惠

地址： 江苏省苏州市虎丘区滨河花苑28幢103室

电话： 13812642890

Shareholder: Hui Xu

Address: Room 103, building 28, binhe garden, huqiu district, suzhou city, jiangsu province

Phone: 13812642890

股东：刘红

地址： 浙江省舟山市定海区千岛街道桂花城闻莺苑12幢三单元1006室

电话：13666709717

Shareholder: Hong Liu

Address: Room 1006, unit 3, building 12, wenying garden, guihua city, qiandao street, dinghai district, zhoushan city, zhejiang province

Phone:13666709717

股东：吴思远

地址： 河南省博爱县孝敬镇吴庄村中大街15号

电话：13522963398

Shareholder: Siyuan Wu

Address: No.15, middle street, wuzhuang village, xiaojing town, boai county, henan province

Phone:13522963398

秘密文件 Strictly Confidential

股权质押协议

Equity Pledge Agreement

丙方：师董会（北京）信息科技有限公司

地址:北京市海淀区后屯路28号院1号楼2单元208室

联系人：胡海平

电话：010-82967728

Party C: Global Mentor Board (Beijing) Information Technology Co., Ltd. .

Address:Room 208, unit 2, building 1, yard 28, houtun road, haidian district, Beijing

Representative: HAIPING HU

Phone: 010-82967728

14.5 任何一方可按本条规定随时给其他各方发出通知来改变其接收通知的 地址。

Any Party may at any time change its address for notices by a notice delivered to the other Parties in accordance with the terms hereof.

15. 分割性

Severability

如果本协议有任何一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可执行，本协议其余规定的有效性、合法性或可执行性不应因此在任何方面受到影响或损害。各方应通过诚意磋商，争取以法律许可以及各方期望的最大限度内有效的规定取代那些无效、不合法或不可执行的规定，而该等有效的规定所产生的经济效果应尽可能与那些无效、不合法 或不能强制执行的规定所产生的经济效果相似。

In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

秘密文件 Strictly Confidential

股权质押协议

Equity Pledge Agreement

16. 其他

Miscellaneous

16.1 本协议的任何修改、补充或变更，均须采用书面形式，经各方签字或盖 章并按规定办理政府登记（如需）后生效。

Any amendments, changes and supplements to this Agreement shall be in writing and shall become effective upon completion of the governmental filing procedures (if applicable) after the affixation of the signatures or seals of the Parties.

16.2 本协议以中文和英文书就，一式三十八份，质权人、每位出质人和目标公司各持一份，具有同等效力；中英文版本如有冲突，应以中文版为准。

This Agreement is written in Chinese and English in thirty-eight copies. Each of Pledgors, Pledgee and Target Company shall hold one copy respectively. Each copy of this Agreement shall have equal validity. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

[以下无正文]

[THIS SPACE IS INTENTIONALLY LEFT BLANK]

秘密文件 Strictly Confidential

股权质押协议

Equity Pledge Agreement

有鉴于此，各方已自行或使得其各自授权代表于文首所载日期签署本《股权质押协议》。

IN WITNESS WHEREOF, the Parties have executed, or caused their respectively duly authorized representatives to execute, this Equity Pledge Agreement as of the date first above written.

甲方：北京师董人联信息科技有限公司（盖章）

Party A：Beijing Mentor Board Union Information Technology Co., Ltd. (Seal)

签署：

By：________________________

法定代表人：胡海平

Legal Representative：Haiping Hu

秘密文件 Strictly Confidential

股权质押协议

Equity Pledge Agreement

乙方：出质人

Party B: Pledgors

股东：师董会(舟山)科技发展有限公司（盖章）

Shareholder: (Seal)

签署：

By：________________________

授权代表：

Representative:

秘密文件 Strictly Confidential

股权质押协议

Equity Pledge Agreement

乙方：出质人

Party B: Pledgors

股东：北京华泰众合创业投资中心(有限合伙)

Shareholder: (Seal)

签署：

By：________________________

授权代表：

Representative:

秘密文件 Strictly Confidential

股权质押协议

Equity Pledge Agreement

乙方：出质人

Party B: Pledgors

股东：胡海平

Shareholder: Haiping Hu

签署：

By：________________________

秘密文件 Strictly Confidential

股权质押协议

Equity Pledge Agreement

乙方：出质人

Party B: Pledgors

股东：左海威

Shareholder: Haiwei Zuo

签署：

By：________________________

秘密文件 Strictly Confidential

股权质押协议

Equity Pledge Agreement

乙方：出质人

Party B: Pledgors

股东：张义东

Shareholder: Yidong Zhang

签署：

By：________________________

秘密文件 Strictly Confidential

股权质押协议

Equity Pledge Agreement

乙方：出质人

Party B: Pledgors

股东：李存友

Shareholder: Cunyou Li

签署：

By：________________________

秘密文件 Strictly Confidential

股权质押协议

Equity Pledge Agreement

乙方：出质人

Party B: Pledgors

股东：周桐宇

Shareholder: Tongyu Zhou

签署：

By：________________________

秘密文件 Strictly Confidential

股权质押协议

Equity Pledge Agreement

乙方：出质人

Party B: Pledgors

股东：赵二涛

Shareholder: Ertao Zhao

签署：

By：________________________

秘密文件 Strictly Confidential

股权质押协议

Equity Pledge Agreement

乙方：出质人

Party B: Pledgors

股东：齐晨明

Shareholder: Chenming Qi

签署：

By：________________________

秘密文件 Strictly Confidential

股权质押协议

Equity Pledge Agreement

乙方：出质人

Party B: Pledgors

股东：郭守盛

Shareholder: Shousheng Guo

签署：

By：________________________

秘密文件 Strictly Confidential

股权质押协议

Equity Pledge Agreement

乙方：出质人

Party B: Pledgors

股东：俞玉茹

Shareholder: Yuru Yu

签署：

By：________________________

秘密文件 Strictly Confidential

股权质押协议

Equity Pledge Agreement

乙方：出质人

Party B: Pledgors

股东：沈国栋

Shareholder: Guodong Shen

签署：

By：________________________

秘密文件 Strictly Confidential

股权质押协议

Equity Pledge Agreement

乙方：出质人

Party B: Pledgors

股东：荆涛

Shareholder: Tao Jin

签署：

By：________________________

秘密文件 Strictly Confidential

股权质押协议

Equity Pledge Agreement

乙方：出质人

Party B: Pledgors

股东：费革胜

Shareholder: Gesheng Fei

签署：

By：________________________

秘密文件 Strictly Confidential

股权质押协议

Equity Pledge Agreement

乙方：出质人

Party B: Pledgors

股东：田宁

Shareholder: Ning Tian

签署：

By：________________________

秘密文件 Strictly Confidential

股权质押协议

Equity Pledge Agreement

乙方：出质人

Party B: Pledgors

股东：徐宝华

Shareholder: Baohua Xu

签署：

By：________________________

秘密文件 Strictly Confidential

股权质押协议

Equity Pledge Agreement

乙方：出质人

Party B: Pledgors

股东：刘泽兵

Shareholder: Zebing Liu

签署：

By：________________________

秘密文件 Strictly Confidential

股权质押协议

Equity Pledge Agreement

乙方：出质人

Party B: Pledgors

股东：陈军

Shareholder: Jun Chen

签署：

By：________________________

秘密文件 Strictly Confidential

股权质押协议

Equity Pledge Agreement

乙方：出质人

Party B: Pledgors

股东：丁沪生

Shareholder: Husheng Ding

签署：

By：________________________

秘密文件 Strictly Confidential

股权质押协议

Equity Pledge Agreement

乙方：出质人

Party B: Pledgors

股东：郭嘉志

Shareholder: Jiazhi Guo

签署：

By：________________________

秘密文件 Strictly Confidential

股权质押协议

Equity Pledge Agreement

乙方：出质人

Party B: Pledgors

股东：陈效力

Shareholder: Xiaoli Chen

签署：

By：________________________

秘密文件 Strictly Confidential

股权质押协议

Equity Pledge Agreement

乙方：出质人

Party B: Pledgors

股东：胡海军

Shareholder: Haijun Hu

签署：

By：________________________

秘密文件 Strictly Confidential

股权质押协议

Equity Pledge Agreement

乙方：出质人

Party B: Pledgors

股东：管淑清

Shareholder: Shuqing Guan

签署：

By：________________________

秘密文件 Strictly Confidential

股权质押协议

Equity Pledge Agreement

乙方：出质人

Party B: Pledgors

股东：李庆利

Shareholder: Qingli Li

签署：

By：________________________

秘密文件 Strictly Confidential

股权质押协议

Equity Pledge Agreement

乙方：出质人

Party B: Pledgors

股东：郭维涛

Shareholder: Weitao Guo

签署：

By：________________________

秘密文件 Strictly Confidential

股权质押协议

Equity Pledge Agreement

乙方：出质人

Party B: Pledgors

股东：应金海

Shareholder: Jinhai Ying

签署：

By：________________________

秘密文件 Strictly Confidential

股权质押协议

Equity Pledge Agreement

乙方：出质人

Party B: Pledgors

股东：卢珊

Shareholder: Shan Lu

签署：

By：________________________

秘密文件 Strictly Confidential

股权质押协议

Equity Pledge Agreement

乙方：出质人

Party B: Pledgors

股东：王宣明

Shareholder: Xuanming Wang

签署：

By：________________________

秘密文件 Strictly Confidential

股权质押协议

Equity Pledge Agreement

乙方：出质人

Party B: Pledgors

股东：刘超

Shareholder: Chao Liu

签署：

By：________________________

秘密文件 Strictly Confidential

股权质押协议

Equity Pledge Agreement

乙方：出质人

Party B: Pledgors

股东：徐海刚

Shareholder: Haigang Xu

签署：

By：________________________

秘密文件 Strictly Confidential

股权质押协议

Equity Pledge Agreement

乙方：出质人

Party B: Pledgors

股东：高倩云

Shareholder: Qianyun Gao

签署：

By：________________________

秘密文件 Strictly Confidential

股权质押协议

Equity Pledge Agreement

乙方：出质人

Party B: Pledgors

股东：李红漫

Shareholder: Hongman Li

签署：

By：________________________

秘密文件 Strictly Confidential

股权质押协议

Equity Pledge Agreement

乙方：出质人

Party B: Pledgors

股东：范振宝

Shareholder: Zhenbao Fan

签署：

By：________________________

秘密文件 Strictly Confidential

股权质押协议

Equity Pledge Agreement

乙方：出质人

Party B: Pledgors

股东：徐惠

Shareholder: Hui Xu

签署：

By：________________________

秘密文件 Strictly Confidential

股权质押协议

Equity Pledge Agreement

乙方：出质人

Party B: Pledgors

股东：刘红

Shareholder: Hong Liu

签署：

By：________________________

秘密文件 Strictly Confidential

股权质押协议

Equity Pledge Agreement

乙方：出质人

Party B: Pledgors

股东：吴思远

Shareholder: Siyuan Wu

签署：

By：________________________

秘密文件 Strictly Confidential

股权质押协议

Equity Pledge Agreement

丙方：师董会（北京）信息科技有限公司（盖章）

Party C：Global Mentor Board (Beijing) Information Technology Co., Ltd. (Seal)

签署：

By：________________________

法定代表人：胡海平

Legal Representative：Haiping Hu

秘密文件 Strictly Confidential

股权质押协议

Equity Pledge Agreement

附件

Attachments

1.	甲方及丙方于2019年6月10日签署的《独家技术和咨询服务协议》

The Exclusive Technical and Consulting Services Agreement entered into between Party A and Party C on June 10 , 2019

2.	甲方、乙方及丙方于2019年6月10日签署的《独家购买权协议》

The Exclusive Option Agreement entered into among Party A, Party B and Party C on June 10, 2019

3.	乙方于2019年6月10日日签署的《授权委托书》

The Power of Attorney executed by Party B on June 10 , 2019

秘密文件 Strictly Confidential